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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 19, 2002
                                                          -----------------



                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                       1-8769                      31-4362899
--------------             ----------------            ------------------
(State or other            (Commission File               (IRS Employer
jurisdiction of                Number)                  Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)






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Item 5.  Other Events and Regulation FD Disclosure.

         On August 19, 2002, R.G. Barry Corporation (the "Company") issued a press release announcing the resignation of William Lenich as President and Chief Operating Officer of the Company and as a member of the Company's Board of Directors. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (a) and (b)       Not applicable.

         (c) Exhibits.

              Exhibit No.  Description
              -----------  -----------

                 99 Press Release issued by R.G. Barry Corporation on August 19, 2002






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            R.G. BARRY CORPORATION


Dated: August 20, 2002      By: /s/ Daniel D. Viren
                               -------------------------------------------------
                               Daniel D. Viren
                                  Senior Vice President-Finance, Chief Financial Officer, Secretary and Treasurer




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                              INDEX TO EXHIBITS


                          Current Report on Form 8-K
                            Dated August 20, 2002

                           R. G. Barry Corporation


Exhibit No.   Description
-----------   -----------

    99        Press Release issued by R.G. Barry Corporation on August 19, 2002




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